EXHIBIT 10.5


           THIRD AMENDMENT TO SUBORDINATED LOAN AND SECURITY AGREEMENT

      THIS THIRD AMENDMENT TO SUBORDINATED LOAN AND SECURITY AGREEMENT AND WARRANT AGREEMENT ("Third Amendment") is dated as of August 3, 2005, by and among CAERUS, INC., a Delaware corporation ("Caerus"), VOLO COMMUNICATIONS, INC., a Delaware corporation ("Volo"), CAERUS NETWORKS, INC., a Delaware corporation ("CNI"), CAERUS BILLING, INC., a Delaware corporation ("CBI"), the VOLO SUBSIDIARIES (as defined in the Loan Agreement referenced herein; Caerus, Volo, CNI, CBI and the Volo Subsidiaries are sometimes collectively referred to herein as the "Borrowers" and individually as a "Borrower"), and CEDAR BOULEVARD LEASE FUNDING LLC, a Delaware limited liability company ("Lender").

                                    RECITALS
                                    --------

      A. Borrowers and Lender are parties to the Subordinated Loan and Security Agreement dated as of June 1, 2004, as amended by the First Amendment to Subordinated Loan and Security Agreement (the "First Amendment"), dated as of July 22, 2004, and by the Second Amendment to Subordinated Loan and Security Agreement (the "First Amendment"), dated as of August 27, 2004 and by the Consent and Waiver Agreement, dated as of May 31, 2005 (as so amended, the "Loan Agreement"), pursuant to which Lender agreed to provide certain financial accommodations to or for the benefit of Borrowers upon the terms and conditions contained therein. Unless otherwise defined herein, capitalized terms or matters of construction defined or established in the Loan Agreement shall be applied herein as defined or established therein.

      B. VOIP, Inc. and the other guarantors that are signatory hereto guarantied the obligations of Borrowers to Cedar in connection with the Loan Agreement.

      C. VOIP, Inc. and Borrowers have asked for Cedar's consent to certain transactions contemplated pursuant to an Asset Purchase Agreement, dated August 1, 2005, between Parent and WQN (the "Asset Purchase Agreement").

      D. As a condition to giving such consent, Lender and the Borrowers have agreed that certain provisions of the Loan Agreement shall be amended upon effectiveness of this Third Amendment.

                                  AGREEMENT
                                  ---------

      NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers and Lender hereby agree as follows:

      1. Ratification and Incorporation of Loan Agreement and Other Loan Documents. Each Borrower hereby acknowledges, confirms and ratifies all of the terms and conditions set forth in, and all of its obligations under, the Loan Agreement and the other Loan Documents, as amended hereby.

      2. Amendment of Loan Agreement.

            a. Section 2.01(e) is hereby amended such that:

                  (i) the payment due on August 1, 2005 shall equal the accrued but unpaid interest through July 31, 2005, in the amount of $53,446; and

                  (ii) commencing with the payment due on September 1, 2005, regular monthly principal and interest payments of $234,175.38 will be reinstated and will be due on the first day of each month until the Maturity Date, with the total deferred principal in the amount of $542,188.14 resulting from the interest only payments made on June 1, July 1, and August 1 also being due and payable at the Maturity Date, together with any accrued but unpaid interest on such principal.

            b. Section 9.01 of the Loan Agreement is hereby further amended by adding the following additional Events of Default by adding the following new paragraphs (q) and (r) immediately after paragraph (p):

            c. VOIP, Inc. ("Parent") becomes obligated to make any payments to WQN, Inc. under that certain Convertible Note (the "WQN Note") to be issued by Parent in favor of WQN, Inc. ("WQN") upon closing of the asset purchase transactions contemplated in that certain Asset Purchase Agreement, dated August 1, 2005, between Parent and WQN because Parent fails to file a Certificate of Designation establishing a series of Preferred Stock as required under the WQN Note (as the same may be amended from time to time)

            d. On or before September 5, 2005, any of Parent or any of the other parties guarantying the obligations of Borrowers hereunder shall fail to deliver account control agreements in accordance with Section 9-104 and 9-106 of the UCC with respect to each of the Deposit Accounts and other accounts where Investment Property is held by Parent and each of the other guarantors.

      3. Entire Agreement. This Third Amendment, together with the Loan Agreement and the other Loan Documents, is the entire agreement between the parties hereto with respect to the subject matter hereof. This Amendment supersedes all prior and contemporaneous oral and written agreements and discussions with respect to the subject matter hereof. Except as otherwise expressly modified herein, the Loan Documents shall remain in full force and effect.

      4. Miscellaneous.

            a. Counterparts. This Third Amendment may be executed in identical counterpart copies, each of which shall be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Third Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

            b. Headings. Section headings used herein are for convenience of reference only, are not part of this Third Amendment, and are not to be taken into consideration in interpreting this Third Amendment.

            c. Governing Law. This Third Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws.

            d. Effect. Upon the effectiveness of this Third Amendment, from and after the date hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," or words of like import shall mean and be a reference to Loan Agreement as amended hereby, and each reference in the other Loan Documents to "the Loan Agreement," "thereunder," "thereof," or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

            e. No Novation. Except as expressly provided in this Third Amendment, the execution, delivery, and effectiveness of this Third Amendment shall not (a) limit, impair, constitute a waiver of, or otherwise affect any right, power, or remedy of Lender under the Loan Agreement or any other Loan Document, (b) constitute a waiver of any provision in the Loan Agreement or in any of the other Loan Documents or
      (c) alter, modify, amend, or in any way affect any of the terms, conditions, obligations, covenants, or agreements contained in the Loan Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

            f. Conflict of Terms. In the event of any inconsistency between the provisions of this Third Amendment and any provision of the Loan Agreement, the terms and provisions of this Third Amendment shall govern and control.


                  [Remainder of Page Intentionally Left Blank]

      IN WITNESS WHEREOF, this Third Amendment to Loan Agreement has been duly executed as of the date first written above.

"BORROWERS"

CAERUS, INC.                               VOLO COMMUNICATIONS, INC.


By:    /s/ Shawn M. Lewis                  By:    /s/ Shawn M. Lewis
   ------------------------------------       -------------------------------
Name:  Shawn M. Lewis                      Name:  Shawn M. Lewis
Title: President                           Title: President



CAERUS NETWORKS, INC.                      CAERUS BILLING, INC.


By:    /s/ Shawn M. Lewis                  By:    /s/ Shawn M. Lewis
   ------------------------------------       -------------------------------
Name:  Shawn M. Lewis                      Name:  Shawn M. Lewis
Title: President                           Title: President



VOLO COMMUNICATIONS OF ARIZONA, INC.       VOLO COMMUNICATIONS OF CALIFORNIA,
                                           INC.


By:    /s/ Shawn M. Lewis                  By:    /s/ Shawn M. Lewis
   ------------------------------------       -------------------------------
Name:  Shawn M. Lewis                      Name:  Shawn M. Lewis
Title: President                           Title: President



VOLO COMMUNICATIONS OF COLORADO, INC.      VOLO COMMUNICATIONS OF CONNECTICUT,
                                           INC.


By:    /s/ Shawn M. Lewis                  By:    /s/ Shawn M. Lewis
   ------------------------------------       -------------------------------
Name:  Shawn M. Lewis                      Name:  Shawn M. Lewis
Title: President                           Title: President



VOLO COMMUNICATIONS OF DELAWARE, INC.      VOLO COMMUNICATIONS OF FLORIDA, INC.,
                                           dba Volo Communications Group of
                                           Florida, Inc.


By:    /s/ Shawn M. Lewis                  By:    /s/ Shawn M. Lewis
   ------------------------------------       -------------------------------
Name:  Shawn M. Lewis                      Name:  Shawn M. Lewis
Title: President                           Title: President

VOLO COMMUNICATIONS OF GEORGIA, INC.       VOLO COMMUNICATIONS OF IDAHO, INC.


By:    /s/ Shawn M. Lewis                  By:    /s/ Shawn M. Lewis
   ------------------------------------       -------------------------------
Name:  Shawn M. Lewis                      Name:  Shawn M. Lewis
Title: President                           Title: President



VOLO COMMUNICATIONS OF ILLINOIS, INC.      VOLO COMMUNICATIONS OF INDIANA, INC.


By:    /s/ Shawn M. Lewis                  By:    /s/ Shawn M. Lewis
   ------------------------------------       -------------------------------
Name:  Shawn M. Lewis                      Name:  Shawn M. Lewis
Title: President                           Title: President



VOLO COMMUNICATIONS OF MARYLAND, INC.      VOLO COMMUNICATIONS OF MASSACHUSETTS,
                                           INC.


By:    /s/ Shawn M. Lewis                  By:    /s/ Shawn M. Lewis
   ------------------------------------       -------------------------------
Name:  Shawn M. Lewis                      Name:  Shawn M. Lewis
Title: President                           Title: President



VOLO COMMUNICATIONS OF MICHIGAN, INC.      VOLO COMMUNICATIONS OF NEVADA, INC.


By:    /s/ Shawn M. Lewis                  By:    /s/ Shawn M. Lewis
   ------------------------------------       -------------------------------
Name:  Shawn M. Lewis                      Name:  Shawn M. Lewis
Title: President                           Title: President



VOLO COMMUNICATIONS OF NEW HAMPSHIRE,      VOLO COMMUNICATIONS OF NEW JERSEY,
INC.                                       INC.


By:    /s/ Shawn M. Lewis                     By:    /s/ Shawn M. Lewis
   ---------------------------------------       -------------------------------
Name:  Shawn M. Lewis                         Name:  Shawn M. Lewis
Title: President                              Title: President

VOLO COMMUNICATIONS OF NEW YORK, INC.      VOLO COMMUNICATIONS OF NORTH
                                           CAROLINA, INC.


By:    /s/ Shawn M. Lewis                  By:    /s/ Shawn M. Lewis
   ------------------------------------       -------------------------------
Name:  Shawn M. Lewis                      Name:  Shawn M. Lewis
Title: President                           Title: President



VOLO COMMUNICATIONS OF OHIO, INC.          VOLO COMMUNICATIONS OF PENNSYLVANIA,
                                           INC.


By:    /s/ Shawn M. Lewis                  By:    /s/ Shawn M. Lewis
   ------------------------------------       -------------------------------
Name:  Shawn M. Lewis                      Name:  Shawn M. Lewis
Title: President                           Title: President



VOLO COMMUNICATIONS OF RHODE ISLAND,       VOLO COMMUNICATIONS OF SOUTH
INC.                                       CAROLINA, INC.


By:    /s/ Shawn M. Lewis                  By:    /s/ Shawn M. Lewis
   ------------------------------------       -------------------------------
Name:  Shawn M. Lewis                      Name:  Shawn M. Lewis
Title: President                           Title: President



VOLO COMMUNICATIONS OF TEXAS, INC.         VOLO COMMUNICATIONS OF VERMONT, INC.


By:    /s/ Shawn M. Lewis                  By:    /s/ Shawn M. Lewis
   ------------------------------------       -------------------------------
Name:  Shawn M. Lewis                      Name:  Shawn M. Lewis
Title: President                           Title: President



VOLO COMMUNICATIONS OF VIRGINIA, INC.      VOLO COMMUNICATIONS OF WASHINGTON,
                                           D.C., INC.


By:    /s/ Shawn M. Lewis                  By:    /s/ Shawn M. Lewis
   ------------------------------------       -------------------------------
Name:  Shawn M. Lewis                      Name:  Shawn M. Lewis
Title: President                           Title: President

VOLO COMMUNICATIONS OF WISCONSIN, INC.


By:    /s/ Shawn M. Lewis                  By:    /s/ Shawn M. Lewis
   ------------------------------------       -------------------------------
Name:  Shawn M. Lewis                      Name:  Shawn M. Lewis
Title: President                           Title: President


"LENDER"
CEDAR BOULEVARD LEASE FUNDING LLC



By:    /s/  Constantine Dakolias
   ------------------------------------
Name:  Constantine Dakolias
Title: Authorized Signatory

                ACKNOWLEDGEMENT AND REAFFIRMATION BY GUARANTORS:

The following parties acknowledge reciept of this Third Amendment and reaffirm its respective obligations under that certain Guaranty and that certain Security Agreement, each dated as of May 21, 2005, by VOIP, INC., EGLOBALPHONE, VOIP SOLUTIONS, INC., VCG TECHNOLOGIES, INC., and VOX CONSULTING GROUP, INC., in favor of Lender, and as a material inducement to cause Lender to enter into the Third Amendment, each Guarantor represents, warrants and covenants to Lender that, as of the date hereof, such Guarantor has no cause of action (at law, in equity or otherwise) against Lender (including, without limitation, any offset, defense, deduction or counterclaim) with respect to the Loan, the Loan Documents or any Borrower's or Guarantor's obligations to Lender, or pursuant to any document or instrument executed or delivered in connection with any of the foregoing.

VOIP, INC.                               EGLOBALPHONE, INC.


By:   /s/ Steven Ivester                 By:   /s/ Steven Ivester
   ------------------------------------     ---------------------------------
Name: Steven Ivester                     Name: Steven Ivester
Title:CEO                                Title:CEO



VOIP SOLUTIONS, INC.                     VCG CONSULTING GROUP, INC.


By:   /s/ Steven Ivester                 By:   /s/ Steven Ivester
   ------------------------------------     ---------------------------------
Name: Steven Ivester                     Name: Steven Ivester
Title:CEO                                Title:CEO



VOX CONSULTING GROUP, INC.


By:   /s/ Steven Ivester
   ------------------------------------
Name: Steven Ivester
Title:CEO